Exhibit 10.7

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 6, 2024, by and among FREYR Battery, Inc., a Delaware corporation (the “Company”), and Trinaway Investment Second Ltd., a British Virgin Islands company (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

B. The Buyer wishes to purchase from the Company, and the Company wishes to sell to the Buyer, upon the terms and conditions stated in this Agreement, 14,050,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE OF SHARES.

a. Purchase of the Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined in Section 1.b), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Shares (the “Closing”). The purchase price of the Shares at the Closing shall be equal to $1.05 per Share (the “Share Purchase Price”).

b. The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 9 a.m., New York City time, five (5) Business Days following the receipt of CFIUS Approval (as defined below) (or such later or earlier date as is mutually agreed to in writing by the Company and the Buyer), subject to satisfaction or waiver of all of the other conditions to Closing set forth in Sections 5 and 6. The Closing shall occur on the Closing Date by telephonic conference and electronic exchange of documents. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which banking institutions in Shanghai, People’s Republic of China, British Virgin Islands, Hong Kong or the City of New York are authorized or required by law or executive order to remain closed.

c. Form of Payment. On the Closing Date, (i) the Buyer shall pay the applicable Share Purchase Price to the Company for the Shares to be issued and sold to the Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to the Buyer a copy of the irrevocable instructions (the “Transfer Instructions”) to Continental Stock Transfer & Trust Company (the “Transfer Agent”) instructing the Transfer Agent to issue to the Buyer or its designee(s), in book-entry form, a number of Shares equal to the aggregate number of Shares that the Buyer is purchasing on the Closing Date.

d. Voting Agreement. Following the delivery by the Company and receipt of the Shares by the Buyer, such Buyer agrees to vote, or cause to be voted, all Shares owned by the Buyer or over which the Buyer has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at any special meeting of stockholders of the Company held or pursuant to any written consent of the stockholders of the Company solely in favor of and to approve (i) the transactions contemplated under that certain transaction agreement by and between the Company and Trina Solar (Schweiz) AG on the date hereof (the “Transaction Agreement”) and (ii) one or more adjournments of any special meeting of stockholders of the Company in connection with the matters set forth in the Transaction Agreement, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at any special meeting of stockholders in connection with the matters set forth under the Transaction Agreement.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants as of the date of this Agreement and the Closing Date to the Company that:

a. Investment Purpose. The Buyer understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and the Buyer is acquiring the Shares hereunder as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Shares at any time in accordance with or pursuant to an effective registration statement or an exemption under the Securities Act.

b. Accredited Investor Status. The Buyer is not a U.S. Person and it is located outside the United States, as such terms are defined in Rule 902 of Regulation S.

c. Reliance on Exemptions. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions.

d. Information. The Buyer acknowledges that it has had the opportunity to review this Agreement (including all exhibits and schedules thereto) and the SEC Documents (as defined below). The Buyer and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, limit, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

e. General Solicitation. The Buyer is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f. Experience of the Buyer. The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

g. Independent Investment Decision. The Buyer has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement. The Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

h. Acknowledgment of Risks. The Buyer acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation: (i) the Company may remain a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Shares; (ii) an investment in the Company is speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Common Stock; (iii) the Buyer may not be able to liquidate its investment; (iv) transferability of the Shares is extremely limited; (v) in the event of a disposition of the Shares, the Buyer could sustain the loss of its entire investment; (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future; (vii) the foregoing risks are more fully set forth in the SEC Documents; and (viii) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

i. Transfer or Resale. The Buyer understands that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Shares have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”); and (ii) neither the Company nor any other Person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, except as provided in Section 4(g) and the Registration Rights Agreement. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

j. Brokers and Finders. No Person will, to the Buyer’s knowledge, have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Buyer.

k. Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that the Buyer was first contacted by the Company or any other Person regarding the transactions contemplated hereby until the public announcement of the transactions contemplated hereby, neither the Buyer nor any Affiliate of the Buyer which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to the Buyer’s investments or trading or information concerning the Buyer’s investments, including in respect of the Shares, and (iii) is subject to the Buyer’s review or input concerning such Affiliate’s investments or trading (each a “Trading Affiliate”) has directly or indirectly, nor has any Person acting on behalf of the Buyer or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any short sales involving the Company’s securities) other than transactions with the Company or any of its Affiliates. For the purposes of this Agreement, “Affiliate” means any Person that directly or indirectly through one of more intermediaries Controls, is Controlled by or is under common Control with, such first Person and “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled” and “under common Control with” have correlative meanings.

l. Legends. The Buyer understands that the certificates or other instruments representing the Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (the “Securities Act Legend”):

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASOANBLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, SUBJECT TO SECTION 4(I) THE SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITY.

Subject to Section 4(i), the Company acknowledges and agrees that the Buyer may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Buyer. No notice shall be required of such pledge. At the Buyer’s expense, the Company will execute and deliver such reasonable documentation as the Buyer may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

The Buyer further understands that the legends referenced above shall be removed, and the Company shall issue, pursuant to instructions provided by the Company to the Transfer Agent, a certificate or book-entry statement without such legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), only if (i) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company) or other available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, (ii) such Shares are eligible for sale under Rule 144, , or (iii) such Securities are registered for resale under the Securities Act.

m. Authorization; Enforcement; Validity. To the extent the Buyer is a corporation, partnership, limited liability company or other entity, the Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized (as applicable), executed and delivered on behalf of the Buyer and is a legal, valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors’ rights generally and general principles of equity.

n. No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not (i) in the case that Buyer is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

o. Reserved.

p. Representations by Non-United States persons. The Buyer hereby represents that the Buyer has satisfied the laws of the Buyer’s jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within the Buyer’s jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, and (iii) any governmental or other consents that may need to be obtained. The Buyer’s subscription and payment for, and the Buyer’s continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Buyer’s jurisdiction.

q. No “Bad Actor” Disqualification Events. To Buyer’s knowledge, neither (i) the Buyer, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Buyer is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

r. Anti-Bribery and Corruption; Sanctions and Compliance.

(i) Since the later of the respective date of incorporation and April 24, 2019: (i) neither the Buyer, nor its directors, officers, employees or agents, has violated any applicable Customs & Trade Laws or Sanctions (each as defined below); and (ii) the Buyer has not conducted, directly or indirectly, any business with, in, or involving any Sanctioned Jurisdiction, Sanctioned Person or Restricted Person (each as defined below). Neither the Buyer, nor its shareholders (direct or indirect), directors, officers, employees or agents is a Sanctioned Person or a Restricted Person (each as defined below). The Buyer has in place written policies, controls, and systems reasonably designed to ensure compliance with all applicable Customs & Trade Laws and Sanctions. The Buyer has not (i) made any voluntary, directed or involuntary disclosure to any governmental agency with respect to any actual, alleged or reasonably suspected violation of any Customs & Trade Laws or Sanctions, (ii) been the target of a past, current, pending or threatened investigation, or enforcement proceeding by a governmental agency for any actual or alleged violation of Customs & Trade Laws or Sanctions, or (iii) received any written or other notice concerning any actual or alleged violation of any Customs & Trade Laws or Sanctions.

For the purposes of this Agreement, “Restricted Person” means any Person on the U.S. Department of Commerce’s Entity List, Denied Persons List, Unverified List, or Military End User List or the U.S. Department of State’s Debarred List and “Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott laws or programs administered, enacted or enforced by any governmental agency, including: (a) the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and the import laws and regulations administered by U.S. Customs and Border Protection, including the Uyghur Forced Labor Prevention Act; (b) the anti-boycott Laws and regulations administered by the U.S. Departments of Commerce and Treasury; and (c) any other similar export, import, anti-boycott, or other trade laws or programs in any relevant jurisdiction to the extent they are applicable to the Buyer or any of its Subsidiaries.

(ii) Since the later of the respective date of incorporation and April 24, 2019, the Buyer has obtained all required import and export licenses and all other necessary consents, notices, waivers, approvals, orders, authorizations, and declarations, and completed all necessary registrations and filings, required under applicable Customs & Trade Laws and Sanctions.

(iii) Since the later of the respective date of incorporation and January 1, 2021, neither the Buyer, nor any of its officers or directors, employees or agents is in violation of any applicable Anti-Corruption Law (as defined below) or has directly or knowingly indirectly, made, offered, promised, authorized, accepted or agreed to receive, any unlawful payment, gift, bribe or kickback: (i) to or for the benefit of any person for the purposes of influencing any official act or decision; (ii) to secure any improper advantage; or (iii) to induce any person to do or omit to do any act in violation of the lawful duty of such person. The Buyer has established and maintains a compliance program and adequate internal controls and procedures reasonably designed to ensure that the Buyer and its Affiliates and representatives (to the extent acting on their behalf) do not violate any Anti-Corruption Laws. Neither the Buyer, nor any of its officers or directors or employees or agents has (i) made any voluntary, directed or involuntary disclosure to any governmental agency with respect to any actual, alleged or reasonably suspected violation of any Anti-Corruption Laws, (ii) been the target of a past, current, pending or threatened whistleblower report, or investigation, or enforcement proceeding by a governmental agency for any actual or alleged violation of Anti-Corruption Laws, or (iii) received any written or other notice concerning any actual or alleged violation of any Anti-Corruption Laws. No employee of, or holder of a financial interest in, the Buyer, or its Affiliates, is currently a governmental official.

(iv) Since the later of the respective date of incorporation and January 1, 2021, neither the Buyer, nor any of its directors, officers, employees or agents, has violated any applicable Anti-Money Laundering Laws (as defined below). The Buyer has in place written policies, controls, and systems designed to ensure compliance with all applicable Anti-Money Laundering Laws. The Buyer has not (i) made any voluntary, directed or involuntary disclosure to any governmental agency with respect to any actual, alleged or reasonably suspected violation of any Anti-Money Laundering Laws, (ii) been the target of a past, current, pending or threatened investigation or enforcement proceeding by a governmental agency for any actual or alleged violation of Anti-Money Laundering Laws, or (iii) received any written or other notice concerning any actual or alleged violation of any Anti-Money Laundering Laws.

For the purposes of this Agreement, “Anti-Money Laundering Laws” means the financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the money laundering laws (including any licensing or registration requirements applicable to money services businesses and payment institutions as well as statutes criminalizing money laundering such as 18 U.S.C. §§ 1956 and 1957) of all jurisdictions in which the Buyer conducts business, and any related or similar rules or guidelines issued, administered or enforced by any governmental authority.

s. Affiliate and Group Status; Voting Arrangements. There are no formal or informal stockholder agreements, voting trusts or other agreements or understandings to which the Buyer is a party or by which it is bound relating to the voting of any securities of the Company. The Buyer (i) has acted independently regarding its decision to enter into this Agreement and regarding its investment in the Shares, solely on its own behalf and (ii) by entering into this Agreement does not intend to form a “group” for purposes of Rule 13d-5(b)(1) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) or any other similar provision of applicable law with any other party that may entering into similar securities purchase agreements with the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and the Closing Date to the Buyer that:

a. Organization and Good Standing. The Company and each Subsidiary (as defined below) of the Company is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and the Company and each Subsidiary of the Company has all requisite corporate or other organizational power and authority to carry on its businesses as now being conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction where the conduct of its business requires such qualification, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) the ability of the Company to perform its obligations under this Agreement. For purposes of this Agreement, “Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement or at any time hereafter, whether directly or through any other Subsidiary.

b. Authorization; Enforcement; Validity; Consents and Approvals.

(i) The Company has all requisite corporate power and authority to enter into this Agreement in connection with the transactions contemplated hereby, and to issue and deliver the Shares in accordance with the terms hereof. The execution and delivery by the Company of this Agreement and the consummation of the issuance and delivery of the Shares and the Company’s obligations hereunder have been duly authorized by all necessary corporate or similar organizational and other action on the part of the Company.

(ii) This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, the relief of debtors and enforcement of creditors’ rights in general.

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its respective properties or assets is required for the issue and sale of the Shares, the execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby, except for (a) CFIUS Approval and (b) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby.

c. Company Capital Structure. The only authorized shares of capital stock of the Company as of the date of this Agreement, are (a) 355,000,000 shares of Common Stock, of which 140,500,000 shares of Common Stock are issued and outstanding as of the date of this Agreement, and (b) 10,000,000 shares of preferred stock, of which no shares are outstanding as of the date of this Agreement.

d. Valid Issuance. The Shares, are or will be duly authorized, validly issued, fully paid and non-assessable, and are free of all Liens and restrictions on transfer, other than restrictions on transfer under (a) this Agreement, the Company’s certificate of incorporation, as may be amended, or amended and restated, from time to time and (b) applicable securities laws. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, the Shares will be issued in compliance with all applicable federal and state securities laws. For the purposes of this Agreement, “Lien” means any lien, pledge, charge, claim, mortgage, security interest or other encumbrance of any kind or character whatsoever.

e. No Conflicts. The execution and delivery by the Company of this Agreement, and the consummation of the contemplated transactions herein, will not result in or give rise to any conflict in (i) any provision of the organizational documents of the Company, as amended (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

f. SEC Filings; Financial Statements; Sarbanes-Oxley.

(i) Since June 14, 2021, the Company has filed or otherwise furnished on a timely basis all registration statements, prospectuses, forms, reports, proxy statements, schedules, statements and documents required to be filed or furnished by it under the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”) (the “SEC Documents”). As of their respective filing dates, the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and complied with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, and the applicable regulations of the SEC thereunder and the listing and corporate governance rules and regulations of the New York Stock Exchange (the “NYSE”).

(ii) The financial statements of the Company included in the SEC Documents fairly present in all material respects the financial position, results of operations and cash flows of the Company as of the dates and for the periods referred to therein in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

g. Internal Accounting Controls; Disclosure Controls and Procedures. The Company maintains a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal controls over financial reporting are effective and the Company is not aware of any material weakness in their internal controls over financial reporting. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act; and such disclosure controls and procedures are effective.

h. Absence of Certain Changes. Since September 30, 2024, and prior to the date hereof, (a) the operations of the Company as a whole have been conducted in the ordinary course of business, and (b) no Material Adverse Effect has occurred.

i. Absence of Litigation.

(i) Other than as disclosed in the SEC Documents, since January 1, 2021, to the knowledge of the Company, there have been no material Actions (as defined below) against the Company, any of its properties or tangible assets or any of its officers or directors (in their capacity as such) as a party. There is no material outstanding order, judgment, ruling, arbitral award, or other decision (including provisional remedies and injunctions) that specifically relates to and binds the Company, any of its respective properties or tangible assets or any of its officers or directors (in their capacity as such).

(ii) There is no current, pending, or to the knowledge of the Company, threatened, Action of any nature against the Company. There is no current or pending or, to the knowledge of the Company, threatened investigation or proceeding, against the Company by or before any governmental agency.

(iii) As used in this Agreement, “Action” means any demand, claim, charge, action, suit, investigation, proceeding (whether at law or in equity), hearing, inquiry, audit, examination petition, complaint, notice of violation, arbitration or other litigation or similar proceeding, whether arbitral, civil, criminal, administrative, investigative or appellate proceeding, commenced, brought, conducted or heard by or before, or otherwise involving, any court or other governmental agency or any arbitrator or arbitration panel.

j. Acknowledgment Regarding Buyer’s Purchase of the Shares. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s-length purchaser with respect to the Company in connection with this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

k. General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

l. Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the NYSE that the Company is not in compliance with the listing or maintenance requirements of the NYSE (the “Principal Market”). The Company is as of the date hereof, will be as of the date of the issuance of Shares pursuant to this Agreement (after giving effect to the consummation of the transactions contemplated by this Agreement), and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock.

m. Anti-Bribery and Corruption; Sanctions and Compliance.

(i) Sanctions and Trade Laws. Neither the Company nor any of its directors, officers, employees or agents is a Sanctioned Person or a Restricted Person.

For the purposes of this Agreement, “Sanctioned Person” means any Person that is a target of Sanctions, including as a result of being: (a) listed on any Sanctions list maintained by the United States (including, without limitation, the Treasury’s Office of Foreign Assets Control and the Department of State), (ii) the European Union, (iii) any European Union member state, (iv) the United Nations, (v) the United Kingdom or (vi) any other governmental agency of a jurisdiction in which the Company conducts its business; (b) located, organized or resident in a Sanctioned Jurisdiction; or (c) directly or indirectly owned fifty percent or more or controlled, individually or in the aggregate, by one or more Persons described in the foregoing clauses (a) or (b); “Sanctions” means all applicable trade, economic and financial sanctions, embargoes, laws, and restrictive measures administered, enacted or enforced by (i) the United States (including, without limitation, the Treasury’s Office of Foreign Assets Control and the Department of State), (ii) the European Union, (iii) any European Union member state, (iv) the United Nations, (v) the United Kingdom, or (vi) any other governmental agency of a jurisdiction in which the Company or the Buyers conduct business; and “Sanctioned Jurisdiction” means a country or territory that is itself the subject of comprehensive country- or territory-wide Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk People’s Republic, and Luhansk People’s Republic regions of Ukraine), and the non-government controlled areas of Ukraine in the oblasts of Kherson and Zaporizhzhia).

(ii) Anti-Corruption Laws. Since January 1, 2021, the Company and its officers or directors, (or to the knowledge of the Company, the Company’s employees or agents) are not in violation of any applicable Anti-Corruption Law or has directly or knowingly indirectly, made, offered, promised, authorized, accepted or agreed to receive, any unlawful payment, gift, bribe or kickback: (a) to or for the benefit of any person for the purposes of influencing any official act or decision; (b) to secure any improper advantage; or (c) to induce any person to do or omit to do any act in violation of the lawful duty of such person; and (d) in relation to clauses (b) through (c) above, with the intention of winning or retaining business or a business advantage for any person, including the Company or any of its Affiliates. The Company has established and maintains a compliance program and adequate internal controls and procedures reasonably designed to ensure that the Company and its respective Affiliates and representatives (to the extent acting on their behalf) do not violate any Anti-Corruption Laws. None of the Company, its officers or directors or employees have (i) made any voluntary, directed or involuntary disclosure to any governmental agency with respect to any actual, alleged or reasonably suspected violation of any Anti-Corruption Laws, (ii) been the target of a past, current, pending or threatened whistleblower report, or investigation, or enforcement proceeding by a governmental agency for any actual or alleged violation of Anti-Corruption Laws, or (iii) received any written or, to the knowledge of the Company, other notice concerning any actual or alleged violation of any Anti-Corruption Laws. No employee of, or holder of a financial interest in, the Company, their respective Affiliates, is currently a governmental official.

For the purposes of this Agreement, “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, the United Kingdom Bribery Act of 2010 and any other applicable laws concerning anti-corruption, anti-bribery, or anti-money laundering of any other jurisdiction in which the Company conducts business, including, without limitation, applicable laws passed pursuant to the Organization of Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

n. Investment Company. The Company is not, and upon the Closing will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

o. No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Closing, any placement agent or dealer participating in the offering of the Shares and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Shares (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, the Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Shares.

p. Manipulation of Prices. Except as set forth in the SEC Documents, neither the Company nor its respective officers, directors or Affiliates and, to the knowledge of the Company, no one acting on any such Person’s behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

q. No Integrated Offering. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such Shares under the Securities Act, or (ii) any applicable stockholder approval provisions of any Principal Market on which any of the securities of the Company are listed or designated.

(i) Compliance with Law; Permits. The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date hereof, the Company has not received any written communication from a governmental authority that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company (i) owns or otherwise possesses adequate rights to use all patents, trademarks, service marks, trade names, domain names, copyrights, and registrations and applications thereof, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property) (together, “Intellectual Property”) necessary for the conduct of their respective businesses as current conducted (and as currently contemplated to be conducted); (ii) does not, through the conduct of its respective businesses, infringes, misappropriates or otherwise violates, and has not infringed, misappropriated or otherwise violated, any Intellectual Property rights of others; and (iii) has not received any written notice of any claim alleging infringement, misappropriation or other violation of any Intellectual Property rights of others.

r. Tax Matters. The Company has timely filed all income tax returns and all other material tax returns that were required to be filed by or with respect to it under applicable law. All such tax returns were correct and complete in all material respects and have been prepared in material compliance with all applicable law. Subject to exceptions as would not be material, no claim has ever been made by a governmental authority in a jurisdiction where the Company does not file tax returns that the Company is subject to taxation by that jurisdiction. All material amounts of taxes due and owing by the Company (whether or not shown on any tax return) have been timely paid.

4. COVENANTS.

a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b. Expenses. At the Closing, the Company and the Buyer shall each pay all of their own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing this Agreement and consummating the transactions contemplated hereby. The Company shall pay all Transfer Agent fees incurred in connection with the sale and issuance of the Shares to the Buyer.

c. Disqualification Events. The Company will notify the Buyer in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.

d. Transfer Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income taxes that may be payable in connection with the execution, delivery and performance of this Agreement, including any such taxes with respect to the issuance of the Shares.

e. CFIUS Approval. In the event of a CFIUS Turndown, the sale of the Shares by the Company to the Buyer (the “Transaction”) shall not proceed. The Company shall, in the six months following such CFIUS Turndown, use its commercially reasonable efforts to sell up to an equivalent number of shares of Common Stock in a private offering or public offering (the “Alternative Transaction”) at such price per share as the Company shall determine in its absolute direction (the “Alternative Transaction Purchase Price”).  To the extent that the Alternative Transaction Purchase Price (net of any commissions, fees and expenses incurred in the Alternative Transaction) exceeds the Share Purchase Price (such excess being the “Excess”), the Company shall pay to the Buyer an amount equal to the Excess multiplied by the number of shares sold in the Alternative Transaction (up to the number of Shares proposed to be sold pursuant to this Agreement). In the event that the Company has not been able to complete an Alternative Transaction by the end of such six month period, no payment shall be due from the Company to the Buyer pursuant to this section 4(e). For the purposes of this Section 4(e), a “CFIUS Turndown” shall be deemed to have occurred if (i) CFIUS has informed the Parties in writing, after reasonable best efforts by the Parties to negotiate with CFIUS to receive CFIUS Approval, that it has unresolved national security concerns with respect to the Transaction and that it intends to send or has sent a report to the President of the United States recommending that the President of the United States act to suspend or prohibit the Transaction or (ii) if after the Parties use reasonable best efforts to negotiate with CFIUS in good faith, CFIUS has informed the Parties it will impose a Burdensome Condition (as defined in the Transaction Agreement) as a condition of CFIUS Approval.

f. NYSE Stockholder Approval. If the NYSE determines that Company stockholder approval for the issue and sale of the Shares is required, then the Company shall use commercially reasonable efforts to obtain the approval of stockholders for such issuance and sale, and completion of the Transaction shall be conditioned upon receipt of such approval.

g. Registration Rights Agreement. Promptly following the date of this Agreement, the Buyer and the Company shall negotiate and agree on a registration rights agreement (the “Registration Rights Agreement”) containing such customary terms and conditions pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the resale of the Shares by the Buyer under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

h. No Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Principal Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

i. Lock-up. For a period of six (6) months following the Closing, the Buyer shall not, without the prior written consent of the Company, sell or transfer any Shares except to its Affiliates.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered to the Company the Share Purchase Price for the Shares being purchased by the Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c. The representations and warranties of the Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Buyer shall have in all material respects performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. (i) CFIUS has concluded that the Transaction is not a “covered transaction” and not subject to review under Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. §4565), and all rules and regulations issued and effective thereunder (the “DPA”), (ii) CFIUS has issued a written notice that it has completed a review or investigation of the notification voluntarily provided pursuant to the DPA with respect to the Transaction, and has concluded all action under the DPA or (iii) if CFIUS has sent a report to the President of the United States requesting the President’s decision and (x) the President has announced a decision not to take any action to suspend or prohibit the Transaction or (y) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after fifteen (15) days from the earlier of the date the President received such report from CFIUS or the end of the investigation period, in each case of (i), (ii) and (iii) without the imposition of any Burdensome Condition ((i), (ii) or (iii) being referred to as “CFIUS Approval”).

e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Buyer’s sole benefit and may be waived only by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a. The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Buyer.

b. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have in all material respects performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. .

c. The Company shall have executed and delivered the Transfer Instructions, acknowledged in writing by the Transfer Agent, with respect to the Shares being purchased by the Buyer at the Closing to the Transfer Agent and delivered a copy thereof to the Buyer.

d. The Board of Directors of the Company shall have adopted, and not rescinded or otherwise amended or modified, authorizations consistent with Section 3.b(i).

e. There shall have been no Material Adverse Effect since the date of this Agreement.

f. The Shares to be acquired by the Buyer hereunder (i) shall be listed on the NYSE and (ii) shall not have been suspended by the SEC or the NYSE from trading on the NYSE.

g. CFIUS Approval shall have been received without the imposition of any Burdensome Condition.

h. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

i. Trading in the Common Stock shall not have been (or threatened to be) suspended by the SEC or the Principal Market, either (i) in writing by the SEC or the Principal Market or (ii) by falling below the minimum listing maintenance requirements of the Principal Market.

7. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; Jury Trial.

(i) This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Agreement, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.

(ii) Each of the parties (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any Action based on, arising out of or relating to this Agreement or the transactions contemplated hereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 8.a(iii) or in such other manner as may be permitted by applicable law, and nothing in this Section 8.a(ii) shall affect the right of any party to serve legal process in any other manner permitted by applicable law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Action to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy based on, arising out of or relating to this Agreement or the transactions contemplated hereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Action based on, arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Action in the Chosen Courts or that such Action was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Action based on, arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the Company and the Buyer agrees that a final judgment in any Action in the Chosen Courts shall be conclusive and may be enforced in other jurisdictions, either within or outside of the U.S., by suit on the judgment or in any other manner provided by applicable law. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. With respect to any Action for which it has submitted to jurisdiction pursuant to this Section 7.a(ii), each party irrevocably consents to service of process in the manner provided for the giving of notices pursuant to Section 7.(f). Nothing in this Section 7.(a)(ii) shall affect the right of any party to serve process in any other manner permitted by law. The foregoing consent to jurisdiction shall not (x) constitute submission to jurisdiction or general consent to service of process in the State of Delaware for any purpose except with respect to any Action based on, arising out of or relating to this Agreement or the transactions contemplated hereby or (y) be deemed to confer rights on any Person other than the parties.

(iii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO, BASED ON OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED ON OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.a(iii).

b. Counterparts; Execution.

(i) This Agreement shall become effective upon the execution and delivery of a duly executed counterpart hereof by each of the parties hereto. Each of the parties hereto may execute this Agreement by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. The words “execution,” “signed,” and “signature,” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act.

(ii) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among the Buyer, the Company and the Subsidiaries, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and the Buyer. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

FREYR Battery, Inc.

6&8 East Court Square, Suite 300

Newnan, Georgia 30263

Attention: Compliance Officer

Email: compliance-officer@freyrbattery.com

With copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

22 Bishopsgate

London, EC2N 4BQ, United Kingdom

Attention: Denis Klimentchenko and Danny Tricot

Email: denis.klimentchenko@skadden.com; danny.tricot@skadden.com

If to the Buyer:

Trinaway Investment Second Ltd.

c/o ICS Corporate Services (BVI) Limited

Sea Meadow House, P. O. Box 116

Road Town, Tortola, British Virgin Islands

Email: gracewugao9@126.com

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) provided by affidavit of personal delivery by a delivery service selected by the Company; or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service or deposit with a nationally recognized overnight delivery service.

g. No Successors and Assigns. The Buyer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, provided that the Buyer may assign its rights to its Affiliates without the prior written consent of the Company, provided, further, that such assignee enters into a joinder agreement to be bound by the terms of this Agreement.

h. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i. Survival. The representations and warranties of the parties hereunder shall terminate at Closing.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. Termination. In the event that the Closing shall not have occurred on or before twelve (12) months from the date hereof, either party shall have the option to terminate this Agreement by written notice to the other party at or after the close of business on such date without liability of any party to any other party, provided that the foregoing termination right shall not be available to any party whose breach of this Agreement resulted in the failure of Closing to occur on or before such date. Section 4(e) (CFIUS Approval) and Section 7 shall survive termination of this Agreement.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

m. Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

n. Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections are to Sections contained in this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

* * * * * *

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

FREYR Battery, Inc.

By:	/s/ Daniel Barcelo
Name:	Daniel Barcelo
Title:	Authorized Signatory

NAME OF BUYER:

Trinaway Investment Second Ltd.

By:	/s/ Chunyan Wu
Name:	Chunyan Wu
Title:	Authorized Signatory

Aggregate Share Purchase Price: $14,752,500

Number of Shares to be Acquired: 14,050,000